                                                                   Exhibit 10.12

                                THE PHILIP MORRIS
                          1987 LONG TERM INCENTIVE PLAN

SECTION 1. Purpose; Definitions.

The purpose of the Plan is to enable key employees of the Company, its subsidiaries and affiliates to participate in the Company's future by offering them long term performance-based incentives and proprietary interests in the Company. The Plan also provides a means through which the Company can attract and retain key employees of merit.

For purposes of the Plan, the following are defined as set forth below:

      a. "Board" means the Board of Directors of the Company.

      b. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

      c. "Commission" means the Securities and Exchange Commission or any successor agency.

      d. "Committee" means the Committee referred to in Section 2.

      e. "Company" means Philip Morris Companies Inc., a corporation organized under the laws of the Commonwealth of Virginia, or any successor corporation.

      f. "Deferred Stock" means an award made pursuant to Section 8.

      g. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

      h. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

      i. "Early Retirement" means retirement, with the consent for purposes of the Plan of the Vice President-Administration and Human Resources of the Company or such other officer as may be designated by the Committee, from active employment with the Company, a subsidiary or affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.

      j. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

      k. "Fair Market Value" means, except as provided in Section 5(k) and 6(b)(ii), the mean, as of any given date, between the highest and lowest reported sales prices of the Stock on the New York Stock Exchange or, if no such sale of Stock occurs on the New York Stock Exchange on such date, the fair market value of the Stock as determined by the Committee in good faith.

      l. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422A of the Code.

      m. "Long Term Performance Award" or "Long Term Award" means an award under
Section 10.

      n. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

      o. "Normal Retirement" means retirement from active employment with the Company, a subsidiary or affiliate at or after age 65.

      p. "Plan" means The Philip Morris 1987 Long Term Incentive Plan, as set forth herein and as hereinafter amended from time to time.

      q. "Restricted Stock" means an award under Section 7.

      r. "Retirement" means Normal or Early Retirement.

      s. "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

      t. "Stock" means the Common Stock, $1 par value, of the Company.

      u. "Stock Appreciation Right" means a right granted under Section 6.

      v. "Stock Option" or "Option" means an option granted under Section 5.

      w. "Stock Purchase Right" means a purchase right granted under Section 9.

In addition, the terms "Change in Control", "Potential Change in Control" and "Change in Control Price" have the meanings set forth in Sections 11(b), (c) and
(d), respectively.

SECTION 2. Administration.

The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed of not less than three Disinterested Persons, who shall be appointed by the Board and who shall serve at the pleasure of the Board. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be exercised by the Board.

The Committee shall have plenary authority to grant to eligible employees, pursuant to the terms of the Plan, Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Long Term Performance Awards.

In particular, the Committee shall have the authority, subject to the terms of the Plan:

      (a) to select the officers and other key employees to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights and Long Term Performance Awards may from time to time be granted;

      (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights, Long Term Performance Awards or any combination thereof are to be granted hereunder;

      (c) to determine the number of shares to be covered by each award granted hereunder;

      (d) to determine the terms and conditions of any award granted hereunder (including, but not limited to, the share price, any restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

      (e) to adjust the performance goals and measurements applicable to performance-based awards pursuant to the terms of the Plan;

      (f) to determine under what circumstances a Stock Option may be settled in cash, Deferred Stock or Restricted Stock under Section 5(k);

      (g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an award shall be deferred; and

      (h) to determine the terms and conditions of Stock Purchase Rights, the Stock purchased by exercising such Rights and any loans to be made by the Company with respect thereto.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

Any determination made by the Committee pursuant to the provisions of the Plan with respect to any award shall be made in its sole discretion at the time of the grant of the award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. Stock Subject to Plan.

The total number of shares of Stock reserved and available for distribution pursuant to Stock Options or other awards under the Plan shall be 8,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Subject to Section 6(b)(iv), if any shares of Stock that have been optioned cease to be subject to a Stock Option, if any shares of Stock that are subject to any Restricted or Deferred Stock award, Stock Purchase Right or Long Term Performance Award are forfeited or if any Stock Option or other award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with awards under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options, in the number and purchase price of shares subject to outstanding Stock Purchase Rights and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriately by the Board, in its sole discretion; provided, however, that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4. Eligibility.

Officers and other key employees of the Company, its subsidiaries and affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries or affiliates are eligible to be granted awards under the Plan.

SECTION 5. Stock Options.

Stock Options may be granted alone or in addition to other awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 425(f) of the Code). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is an agreement for Incentive Stock Options or Non-Qualified Stock Options. The grant of a Stock Option shall occur on the date the Committee by resolution selects an employee as a participant in any grant of Stock Options, determines the number of Stock Options to be granted to such employee and specifies the terms and provisions of the option agreement. The Company shall notify a participant of any grant of Stock Options, and a written option agreement or agreements shall be duly executed and delivered by the Company.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422A of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such
Section 422A.

Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

      (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be equal to the Fair Market Value of the Stock at time of grant or such higher price as shall be determined by the Committee at grant.

      (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Option is granted, and no Non-Qualified Stock Option shall be exercisable more than 10 years and one day after the date the Option is granted.

      (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that, except as provided in Sections 5(f), (g),
(h) and 11, unless otherwise determined by the

Committee, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Stock Option. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine.

      (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased.

Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. As determined by the Committee, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Stock Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the Stock Option is granted.

If payment of the option exercised price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, such Restricted Stock or Deferred Stock (and any replacement shares relating thereto) shall remain (or be) restricted or deferred, as the case may be, in accordance with the original terms of the Restricted Stock award or Deferred Stock award in question, and any additional Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee.

No shares of Stock shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if a Stock Option is exercised using Restricted Stock or Deferred Stock, an optionee shall have all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive dividends, with respect to shares subject to the Stock Option when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 14(a).

      (e) Non-transferability of Options. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution.

      (f) Termination by Death. Subject to Section 5(j), if any optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

      (g) Termination by Reason of Disability. Subject to Section 5(j), if an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such shorter period), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

      (h) Termination by Reason of Retirement. Subject to Section 5(j), if an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year (or such shorter) period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

      (i) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of three months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company, a subsidiary or affiliate without cause.

      (j) Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422A of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after

1986 are exercisable for the first time by the optionee during any calendar year under the Plan and any other stock option plan of any subsidiary or parent corporation (within the meaning of Section 425 of the Code) after 1986 shall not exceed $100,000.

The Committee is authorized to provide at grant that, to the extent permitted under Section 422A of the Code, if a participant's employment with the Company and its subsidiaries is terminated by reason of death, Disability or Retirement and the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 5(f), (g) or (h), applied without regard to this Section 5(j), is greater than the portion of such option that is exercisable as an "incentive stock option" during such post-termination period under Section 422A, such post-termination period shall automatically be extended (but not beyond the original option term) to the extent necessary to permit the optionee to exercise such Incentive Stock Option (either as an Incentive Stock Option or, if exercised after the expiration periods that apply for the purposes of Section 422A, as a Non-Qualified Stock Option). The Committee is also authorized to provide at grant for a similar extension of the post-termination exercise period in the event of a Change in Control or a Potential Change in Control.

Notwithstanding the foregoing, except with respect to Incentive Stock Options granted prior to October 25, 1989, if an optionee's employment terminates at or after a Change in Control (as defined in Section 11(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (x) six months and one day, and (y) the balance of such Stock Option's term pursuant to Section 5(b).

      (k) Cashing Out of Option; Settlement of Spread Value in Deferred or Restricted Stock. On receipt of written notice to exercise, the Committee may elect to cash out all or part of the portion of any Stock Option to be exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price (the "Spread Value") on the effective date of such cash out.

Cash outs relating to options held by the optionees who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and, in the case of cash outs, of Non-Qualified Stock Options held by such optionees, the Committee may determine Fair Market Value under the pricing rule set forth in
Section 6(b)(ii)(B).

In addition, if the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the Spread Value payable in the event of a cash out of an unexercised Stock Option or the Spread Value portion of an exercised Stock Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Deferred or Restricted Stock, determined without regard to the deferral limitations or forfeiture restrictions involved.

Notwithstanding any other provision of this Plan, upon a Change in Control (as defined in Section 11(b)) other than a Change in Control specified in clause (i) of Section 11(b) arising as a result of beneficial ownership (as defined therein) by the Participant of Outstanding Company Common Stock or Outstanding Company Voting Securities (as such terms are defined below), in the case of Stock Options other than (x) Stock Options held by an officer or director of the Company (within the meaning of Section 16 of the Exchange Act) which were granted less than six months prior to the Change in Control and (y) Incentive Stock Options granted prior to October 25, 1989, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, in lieu of the payment of the exercise price of the shares of Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive in cash, within 30 days of such notice, an amount equal to the amount by which the "Change in Control Price" (as defined in Section 11(c)) per share of common stock on the date of such election shall exceed the exercise price per share of Stock under the Stock Option multiplied by the number of shares of common stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised.

SECTION 6. Stock Appreciation Rights.

      (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option.

A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

A Stock Appreciation Right may be exercised by an optionee in accordance with
Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

      (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

            (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this
      Section 6; provided, however, that a Stock Appreciation Right shall not be exercisable during the first six months of its terms by an optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, except that this limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

            (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

In the case of Stock Appreciation Rights relating to Stock Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act, the Committee:

                  (A) may require that such Stock Appreciation Rights be
            exercised only in accordance with the applicable "window period" provisions of Rule 16b-3; and

                  (B) in the case of Stock Appreciation Rights relating to
            Non-Qualified Stock Options, may provide that the amount to be paid upon exercise of such Stock Appreciation Rights during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Stock on the New York Stock Exchange on any day during such "window period".

            (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under
      Section 5(e).

            (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

            (v) The Committee may provide, at the time of grant, that a Stock Appreciation Right can be exercised only in the event of a Change in Control or a Potential Change in Control, subject to such terms and conditions as the Committee may specify at grant.

            (vi) The Committee may also provide that, in the event of a Change in Control or a Potential Change in Control, the amount to be paid upon the exercise of a Stock

      Appreciation Right shall be based on the Change in Control Price, subject to such terms and conditions as the Committee may specify at grant.

SECTION 7. Restricted Stock.

      (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees to whom and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture and any other terms and conditions of the awards, in addition to those contained in
Section 7(c).

The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine.

The provisions of Restricted Stock awards need not be the same with respect to each recipient.

      (b) Awards and Certificates. Each participant receiving a Restricted Stock award shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Philip Morris 1987 Long Term Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Philip Morris Companies Inc., 120 Park Avenue, New York, New York 10017."

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

      (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

            (i) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 7(c)(vi), during a period set by the Committee, commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance and such other factors or criteria as the Committee may determine.

            (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee, cash dividends shall be automatically deferred and reinvested in additional Restricted Stock and dividends payable in Stock shall be paid in the form of Restricted Stock.

            (iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 7(c)(i) and (iv), upon termination of a participant's employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

            (iv) In the event of hardship or other special circumstances of a participant whose employment is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

            (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant.

            (vi) Each award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

SECTION 8. Deferred Stock.

      (a) Administration. Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any participant, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred and any other terms and conditions of the award, in addition to those contained in
Section 8(b).

The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine.

The provisions of Deferred Stock awards need not be the same with respect to each recipient.

      (b) Terms and Conditions. Deferred Stock awards shall be subject to the following terms and conditions:

            (i) Subject to the provisions of the Plan and the Deferred Stock Agreement referred to in Section 8(b)(vii), Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 8(b)(vi), where applicable), share certificates shall be delivered to the participant for the shares covered by the Deferred Stock award.

            (ii) Unless otherwise determined by the Committee, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be awarded, automatically deferred and deemed to be reinvested in additional Deferred Stock.

            (iii) Except to the extent otherwise provided in the applicable Deferred Stock Agreement and Sections 8(b)(iv) and (v), upon termination of a participant's employment for any reason during the Deferral Period, the rights to the shares still covered by the Deferred Stock award shall be forfeited.

            (iv) Based on service, performance and such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Deferred Stock award and waive the deferral limitations for all or any part of such award.

            (v) In the event of hardship or other special circumstances of a participant whose employment is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining deferral limitations with respect to any or all of such participant's Deferred Stock.

            (vi) A participant may elect to further defer receipt of the Deferred Stock payable under an award (or an installment of an award) for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for the award (or for such installment of an award).

            (vii) Each award shall be confirmed by, and be subject to the terms of, a Deferred Stock Agreement.

SECTION 9. Stock Purchase Rights.

      (a) Awards and Administration. The Committee may grant Stock Purchase Rights which shall enable the recipients to purchase Stock:

            (i) at its Fair Market Value on the date of grant;

            (ii) at 50% of such Fair Market Value on such date; or

            (iii) at an amount equal to the par value of such Stock on such date.

The Committee may impose such terms and conditions as it shall determine on such Stock Purchase Rights or the exercise thereof and may also provide for deferral limitations or forfeiture restrictions with respect to the Stock purchased.

Each Stock Purchase Right award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights Agreement. The terms of such awards need not be the same with respect to each participant.

      (b) Stock Exercisability. Stock Purchase Rights shall be exercisable for such period after grant as is determined by the Committee, not to exceed 30 days. However, the Committee may provide that Stock Purchase Rights granted to persons who are actually or potentially subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date and shall then be exercisable for 10 trading days at the purchase price specified by the Committee in accordance with Section 9(a).

      (c) Loans. If the Committee so determines, the Company shall make or arrange for a loan to an employee with respect to the exercise of Stock Purchase Rights. The Committee shall have full authority to decide whether such a loan should be made and to determine the amount, term and other provisions of any such loan, including the interest rate to be charged, whether the loan is to be with or without recourse against the borrower, the security, if any, therefor, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall have a term (including extensions) exceeding 10 years in duration or be in an amount exceeding 90% of the total purchase price paid by the borrower.

SECTION 10. Long Term Performance Awards.

      (a) Awards and Administration. Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of the performance period (the "Performance Period") for each Long Term Performance Award, which shall be at least two years (subject to Section 11), and shall determine the performance objectives to be used in valuing Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such Company, business unit or individual performance factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long Term Performance Award Agreement. The terms of such awards need not be the same with respect to each participant.

At the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Stock (including Deferred or Restricted Stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long Term Performance Award are met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee.

      (b) Maximum Aggregate Amount Payable for Any Performance Period. The aggregate amount of Long Term Performance Awards payable in cash with respect to any Performance Period (determined without regard to any interest or earnings equivalent credited with respect to deferred Awards) cannot exceed the maximum aggregate amount that could have been credited to the Reserve under the Philip Morris Companies Inc. Incentive Compensation Plan during the period commencing January 1, 1986 and ending on the last day of such Performance Period (the "Calculation Period") less the sum of the amount payable out of such Reserve with respect to the Calculation Period and the amount of Long Term Performance Awards paid in cash with respect to any prior Performance Period.

      (c) Adjustment of Awards. The Committee may adjust the performance goals and measurements applicable to Long Term Performance Awards to take into account changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

      (d) Termination of Employment. Subject to Section 11 and unless otherwise provided in the applicable Long Term Performance Award Agreement, if a participant terminates employment during a Performance Period because of death, Disability or Retirement, such participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance Period:

            (i) based, to the extent relevant under the terms of the award, upon the participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the Company or any applicable business unit for the entire Performance Period and

            (ii) prorated for the portion of the Performance Period during which the participant was employed by the Company, a subsidiary or affiliate,

all as determined by the Committee. The Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

Subject to Section 11 and except as otherwise provided in the applicable Long Term Performance Award Agreement, if a participant terminates employment during a Performance

Period for any other reason, then such participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine.

      (e) Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock or Deferred Stock, or a combination thereof, either in a lump sum payment or in annual installments, all as the Committee shall determine. If and to the extent a Long Term Performance Award is payable in Stock and the full amount thereof is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan.

SECTION 11. Change in Control Provisions.

      (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control (as defined in Section 11(b)):

            (i) Any Stock Appreciation Rights and Stock Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant; provided, however, that, in the case of the holder of Stock Appreciation Rights who is actually subject to
      Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall have been outstanding for at least six months at the date such Change in Control is determined to have occurred.

            (ii) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock and Stock Purchase Rights shall lapse, and such Restricted Stock and Deferred Stock shall become free of all restrictions and fully vested to the full extent of the original grant.

            (iii) Subject to the rights of participants pursuant to Section 5(k), the value of all outstanding Stock Options, Restricted Stock, Deferred Stock and Stock Purchase Rights shall, unless otherwise determined by the Committee at or after grant, be cashed out on the basis of the "Change in Control Price", as defined in Section 11(c), as of the date such Change of Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

            (iv) Any Long Term Performance Awards relating to Performance Periods prior to the Performance Period in which the Change in Control occurs which are outstanding but not vested shall become immediately vested and payable in cash to participants. In addition, subject to the provisions of Section 10(b) of the Plan, with respect to the Performance Period in which the Change in Control occurs (the "Change in Control Period"), each participant in the Long Term Performance Award Plan, other than a participant who is a party to an employment agreement with the Company which is effective upon the Change in Control, shall be entitled to a pro rata Long Term Performance Award in cash equal to the product of (x) such participant's maximum award opportunity for the Change in Control Period, and (y) a fraction, the numerator of which is the number of full or partial months which have elapsed since the beginning of such Period on the date on which the Change in Control occurs, and the denominator of which is the total number of months in such Period.

      (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

            (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company,
      (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph (iii) of this subsection (b) of this Section 11; or

            (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            (iii) Approval by the shareholders of the Company of a reorganization, merger, share exchange or consolidation (a "Business Combination"), in each case, unless, following such Business Combination,
      (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

            (iv) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (1) more than 80% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

      (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index or paid or offered in any bona fide transaction related to a potential or actual change in control of the Company at any time during the preceding 60-day period as determined by the Committee, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such options.

SECTION 12. Amendments and Termination.

The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Stock Purchase Right or Long Term Performance Award theretofore granted without the optionee's or recipient's consent or which, without the approval of the Company's stockholders, would:

      (a) except as expressly provided in the Plan, increase the total number of shares reserved for the purpose of the Plan;

      (b) except as expressly provided in the Plan, decrease the option price of
(i) any Stock Option to less than the Fair Market Value on the date of grant or
(ii) change the minimum price terms of Section 9(a);

      (c) change the class of employees eligible to participate in the Plan; or

      (d) extend the maximum option period under Section 5(b) or the maximum exercise period under Section 9(b).

The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments.

SECTION 13. Unfunded Status of Plan.

It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 14. General Provisions.

      (a) The Committee may require each person purchasing shares pursuant to a Stock Option or a Stock Purchase Right to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (b) Nothing contained in this Plan shall prevent the Company, a subsidiary or affiliate from adopting other or additional compensation arrangements for its employees.

      (c) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a subsidiary or affiliate to terminate the employment of any employee at any time.

      (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant.

      (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

      (f) The reinvestment of dividends in additional Deferred or Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards).

      (g) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

      (h) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 15. Effective Date of Plan.

The Plan shall be effective on the date it is approved by the stockholders of the Company.

SECTION 16. Term of Plan.

No Stock Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Stock Purchase Right or Long Term Performance Award shall be granted on or after the fifth anniversary of the effective date of the Plan, but awards granted prior to such fifth anniversary (including, without limitation, Long Term Performance Awards for Performance Periods commencing prior to such fifth anniversary) may extend beyond that date.